

Puda Coal

A Future Leader in China Cleaned Coal Market

Puda Coal, Inc.

Puda Coal, Inc.

Safe Harbor Statement

- Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, and other information detailed from time to time in the China Precision Steel filings and future filings with the United States Securities and Exchange Commission.

- The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

Company Overview

- ✓ Leading premium grade coking coal supplier in China
- ✓ Headquartered in Taiyuan, Shanxi Province, China
- ✓ 236 Employees
- ✓ One of the largest capacity in Shanxi Province: 2.7 million MT per year
- ✓ Efficient coal washing operations





Puda Coal, Inc.

Equity Snapshot

Exchange/Symbol:	OTCBB/PUDC
Price (01/30/2007):	$1.13
Shares Outstanding:	80.65 M
Market Capitalization:	$91.13M
Float:	1.1 M
Revenues (ttm):	$115.0 M
Net income (ttm)*:	$8.15 M
Price/Earnings (ttm) *:	11.3
Price/Sales (ttm):	0.79
Enterprise Value/EBITDA (ttm):	5.9

*Excludes certain non-cash debt financing and other expenses related to the Company's convertible notes and warrants

Puda Coal, Inc.

2006 Highlights

January 2006
Changed name of operating company to Puda Coal Group Co., Ltd.

April 2006
- Zhongyang Plant opens with annual capacity of 1.2 mil MT
- Contract with Baotou Iron and Steel reach record 700,000 MT/yr

June 2006
New contract with Xuanhua Steel Group to reach 188,000 MT by year end

November 2006
- Receives ISO 9001:2000 certification for production and after sales service of cleaned coal
- Sales to Wulin Coke surpass 103,000 MT YTD

December 2006
- New contract with Gengyang Coal to reach 50,000 MT by year end
- Annual capacity reaches 2.7 million MT



Investment Considerations

- ✓ Growing Market Demand for Cleaned Coking Coal
- ✓ Guaranteed Supply of High Grade Raw Coal
- ✓ Efficient Coal Washing Operations
- ✓ Strong and Growing Client Base
- ✓ Strong Financial Performance
- ✓ Attractive Valuation



Value Chain


Coal Production
Coal Cleaning
Coking Coal Production
Steel Production

- ✓ Raw coal produced from coal mines
- ✓ Raw coal is processed and washed becoming cleaned coal
- ✓ Cleaned coal used to make coke
- ✓ Coke used to make steel

Puda Coal is one of the largest non government owned coal washing companies in the Shanxi region

Growing Demand for Steel

Puda Coal, Inc.

- ✓ Demand for coking coal is driven by demand for steel
- ✓ Total steel production in China totaled 400 million MT in 2006*, up 18% from 2005
- ✓ Expected to reach 550 million MT by 2010**, accounting for 40% of global consumption
- ✓ Near-term drivers
  - Beijing Olympics 2008
  - Shanghai World Expo
  - Three Gorges Dam



Steel Production in China
$million tons
600
500
400
300
200
100
0
222.33
272.79
349.4
400
550

* Source: National Development and Reform Commission

**Source : Macquarie Bank

Puda Coal, Inc.

Limited Supply of High Quality Coking Coal

- ✓ Quality of raw coal determines quality of cleaned coal
- ✓ Limited supply of high quality metallurgical coking coal requires coking coal and steel manufacturers to accept substandard product to maintain operations
- ✓ Approximately 97% of coal production is used by China's internal Market
- ✓ Coal accounts for 75% of China's energy supply

Statistics and Forecast of Coal Supply in China, 1997-2009 (Unit: million tons)


Coal Output
Growth

Source: Zuosi Market Research Resource

Key Geographic Location

Liulin County, Shanxi Province


RUSSIA
MONGOLIA
XINJIANG
INDIA
China
Railroad

- ✓ Puda Coal is ideally located in Liulin County, Shanxi
- ✓ Shanxi supplies nearly 50% of China's coke
- ✓ Liulin dubbed "King of Coal" for its high quality coking coal reserves
- ✓ Liulin has one of the highest quality coking coal reserves- key for steel making
- ✓ Shanxi government to spend up to 310 billion RMB to promote development of coal industry from 2006-2010*

*Source: Shanxi Province 11th Five Year Plan

Guaranteed Supply of High Quality Coal

Puda Coal, Inc.

- ✓ Puda Coal's 13 suppliers provide raw coking coal of differing grades
- ✓ Jucai Coal, a related high-grade coal mining firm
  - Provides up to 100% of high grade raw coking coal requirements
  - Discounted price
- ✓ Diversified supply base allows Puda Coal to expand capacity without risk of supply shortages



Efficient Coal Washing Operations

- ✓ Puda's two plants use JIG washing technology and advanced cleaning control system
  - Combine coal of various qualities without affecting quality of cleaned coal
  - Lowers cost of raw materials
  - Puda Coal's quality is higher <0.6% sulfur vs 0.8% - 1.0% peer average
  - ISO 9001:2000 certification for production of cleaned coal

Washing Facilities and Capacity

Puda Coal, Inc.

- ✓ In 2006, Puda Coal increased capacity to 2.7 mil MT
- ✓ Plans to increase capacity to 4.0 mil MT in 2007

Plant	Capacity
Shanxi Liulin Dongqiang	400,000 MT
Shanxi Liulin Jucai Plant	1,100,000 MT
Zhong Yang Plant	1,200,000 MT
Total Annual Capacity	2,700,000 MT



4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
0.5
0.5
1.5
2.7
4
2003
2004
2005
2006
2007E

Puda Coal, Inc.

Competitive Environment

- ✓ Highly fragmented market with many companies with <300,000 MT in annual capacity of cleaned coal
  - Use low quality raw coal
  - Inefficient operations
- ✓ Puda is the one of the largest regional cleaned coal processors in Shanxi province based on capacity



Capacity in Mil. MT
3
2.5
2
1.5
1
0.5
0
1.6
1.8
2.7
Shanxi Coking Company
Taiyuan Coal Beneficiation Plant
Puda Coal

*Source: Company estimates

Strong and Growing Customer Base

- ✓ Puda Coal's customers are mainly coking coal and steel manufacturers
- ✓ 16 customers, the majority located in Shanxi province
- ✓ Expanded capacity provides opportunity to increase market share by fulfilling larger orders from existing and new customers



2005 Sales Breakdown by Customer
15.30%
12.90%
9.70%
9.30%
8.60%
8.10%
7.60%
7.40%
6.60%
6.20%
4.50%
3.80%
Baotou Steel Group
Liulin Coal Cleaning Plant
Liulin Jinmei Coal
Jiangsu Yueda
Xiaoyi Jinyan Electricity
Shizhou Coal Gas
Lvliang Longteng Coke
Liulin Dongjiagou Coal Mine
Liulin Luojiapo Coal Mine

- ✓ Focused on building strategic relationships with customers
- ✓ Signed contracts with four new customers in 2006

Strong Revenue Growth


100
80
60
40
20
0
13.4
19.7
51.7
31.1
94.4
2003
2004
2005
2005 Mons.
2006 9 Mons.*
in millions

Strong Growth in Gross Profit


25
20
15
10
5
0
4.2
6.5
11.7
6.9
19.5
2003
2004
2005
2005 9 Mons.
2006 9 Mons.*
in millions

Strong Growth in Adjusted Net Income


8
7
6
5
4
3
2
1
0
2.4
3.7
5.4
3.1
7.4
2003
2004
2005
2005 9 Mons
2006 9 Mons
in millions

** Adjusted to exclude non-cash debt financing and other expenses related to the company's convertible notes and warrants'*

Selected Income Statement Data

	2004	2005	2006 9 Mos.
Revenue (in millions)	19.7	51.7	94.4
Gross profit (in millions)	6.5	11.7	19.47
Gross profit margin (%)	32.99%	22.63%	20.63%
Income from operation (in millions)	5.5	9.18	15.65
Operating profit margin(%)	28.21%	17.75%	16.58%
Adjusted net income (in millions)*	3.7	5.4	7.4
Adjusted EPS- basic*	0.05	0.07	0.1
Adjusted EPS- diluted*	0.05	0.07	0.1

** Net income in '05 and '06 is adjusted to exclude non-cash debt financing expense.*

Puda Coal, Inc.

Capital Structure*

DEBT	Millions
Current Portion of Long-term Loan	1.3
Long-term 8% Convertible Note (due on Oct 31, 2008)	9.63
Long-term 6% Loan (New Facilities Financing, Amortized Over 10 Years)	10.725
Total	21.65

EQUITY	In thousands
Basic Common Shares Outstanding	82952
Common Shares Underlying Pre-existing Options and Warrants	165
Common Shares Issuable upon Note Conversion and Warrants Exercise	43296
Fully Diluted Common Shares Outstanding	126415

Puda Coal, Inc.

Attractive Valuation

Company Name	Ticker	Price (01/31/2007)	Market Cap	P/E	P/S (ttm)	EV/EBITDA (ttm)
Puda Coal	**PUDC**	**1.13**	**91.13M**	**11.3**	**0.79**	**5.9**
National Coal Corp.	NCOC	5.2	84.91M	N/A	0.99	86.3
James River Coal New	JRCC	6.74	112.50M	N/A	0.19	6
Westmoreland Coal Co	WLB	22.49	201.85M	38.3	0.43	11.5
International Coal Group, Inc.	ICO	5.21	796.67M	N/A	0.91	17.3
Yanzhou Coal Ming Co.	YZC	42.8	4.21B	12.4	2.62	5.3
Industry Statistics				**22.3**	**$1.00**	**25.3**

Puda Coal, Inc.

Growth Strategies



- ✓ Committed to be a national leader in cleaned coal market within next 5-10 years
- ✓ Upgrade product quality and increase capacity
- ✓ Increase market penetration by attracting larger orders and building strategic relationships with new and existing customers
- ✓ Build brand awareness by marketing and customer relationship management
- ✓ Enter mining business to elevate overall profit margin

Management Team

Mr. Zhao Ming
Chairman and Chief Executive Officer

-CEO and Chairman since '95
-More than 15 years experience in coal washing industry

Mr. Tian Wenwei
Director of Investor Relations

-Joined Puda in Q1 '06
-Has significant accounting, business analysis and project management experience in both Canada and China
-Holds an MBA from the University of Alberta ('03)

Puda Coal, Inc.

Investment Considerations



- ✓ Growing Market Demand for Cleaned Coking Coal
- ✓ Guaranteed Supply of High Grade Raw Coal
- ✓ Efficient Coal Washing Operations
- ✓ Strong and Growing Client Base
- ✓ Strong Financial Performance
- ✓ Attractive Valuation

Puda Coal, Inc.

Reconciliation Of Adjusted Net Income To GAAP Net Income

	Nine Months ended September 2006,	
	Net Income (Loss)	Diluted EPS
($ in thousands except per share data)		
Adjusted Amount	7,377	0.10
Adjustments		
Non-cash debt financing cost(1)	8,692	0.11
Derivative unrealized fair value Loss on warrats(2)	3,327	0.05
Amount per consolidated statement of operations	$(4642)	$(0.06)

(1) Includes amortization of debt issue costs of $821,000, amortization of discount on convertible notes and warrants of $7,871,000 and penalty for the delay in getting the registration statement effective by March 17, 2006 of $821,000.

(2) Derivative unrealized fair value loss represents the change in fair value of the derivative warrants.

Contact

Investment Information contact:

Wenwei Tian
Director of Investor Relations
Puda Coal, Inc.
Tel: +86-351-228-1302
Email: awtian@yahoo.com

Investor relations contact:

Crocker Coulson
President
CCG Elite
Tel: +1-646-213-1915
Email: crocker.coulson@ccgir.com